Exhibit 99.2

4051

THIRD QUARTER
2013

SUPPLEMENTAL REPORTING PACKAGE

DCT INDUSTRIAL

Table of Contents

Quarterly Highlights	2
Consolidated Statements of Operations	3
Consolidated Balance Sheets	4
Funds from Operations	5
Selected Financial Data	6
Property Overview	7-8
Consolidated Leasing Summary	9
Acquisition and Disposition Summary	10
Development Overview	11
Indebtedness	12
Capitalization and Fixed Charge Coverage	13
Investment in Unconsolidated Ventures Summary	14
Definitions	15-18

Forward Looking Statement

We make statements in this report that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions and includes statements regarding our anticipated yields. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation:

•	national, international, regional and local economic conditions, including, in particular, the impact of the strength of the United States economic recovery and global economic recovery;

•	the general level of interest rates and the availability of capital;

•	the competitive environment in which we operate;

•	real estate risks, including fluctuations in real estate values and the general economic climate in local markets and competition for tenants in such markets;

•	decreased rental rates or increasing vacancy rates;

•	defaults on or non-renewal of leases by tenants;

•	acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections;

•	the timing of acquisitions, dispositions and developments;

•	natural disasters such as fires, floods, tornadoes, hurricanes and earthquakes;

•	energy costs;

•

the terms of governmental regulations that affect us and interpretations of those regulations, including the cost of compliance with those regulations, changes in real estate and zoning laws and increases in real property tax rates;

•	financing risks, including the risk that our cash flows from operations may be insufficient to meet required payments of principal, interest and other commitments;

•	lack of or insufficient amounts of insurance;

•	litigation, including costs associated with prosecuting or defending claims and any adverse outcomes;

•	the consequences of future terrorist attacks or civil unrest;

•	environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us; and

•	other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission.

In addition, our current and continuing qualification as a real estate investment trust, or REIT, involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership.

Third Quarter 2013	Page 1
Supplemental Reporting Package

Quarterly Highlights

Same Store Net Operating Income Growth(1)	Portfolio Occupancy (%)(1)

Total Leasing Volume (square feet, in millions)	Acquisitions and Dispositions(2) ($ in millions)

Top 10 Markets(3)

Consolidated Operating

	ABR	Occupancy	Occupancy(4)
Market	(thousands)	Q3 2013	Q3 2012	Change
Southern California	$27,603	93.9%	99.7%	-5.8%
Northern California	18,572	95.6%	95.4%	0.2%
Dallas	18,495	93.0%	90.0%	3.0%
Chicago	18,179	100.0%	99.7%	0.3%
Houston	17,788	96.8%	97.8%	-1.0%
Atlanta	17,500	84.3%	89.4%	-5.1%
Cincinnati	13,576	94.8%	89.9%	4.9%
Baltimore/Washington	11,983	94.0%	93.7%	0.3%
New Jersey	9,075	95.2%	92.5%	2.7%
Pennsylvania	8,156	86.1%	84.6%	1.5%

Total/Weighted Average	$160,927	93.2%	93.3%	-0.1%

(1)	Prior period amounts are as previously reported. Same Store NOI excludes lease termination fees.
(2)	Includes consolidated property acquisitions or dispositions.
(3)	Based on annualized base rent as of September 30, 2013. Occupancy is as of period end.
(4)	Prior period amounts are as previously reported.

Third Quarter 2013	Page 2
Supplemental Reporting Package

Consolidated Statements of Operations

(unaudited, amounts in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
REVENUES:
Rental revenues	$73,732	$60,719	$211,509	$175,256
Institutional capital management and other fees	620	937	2,139	3,143

Total revenues	74,352	61,656	213,648	178,399

OPERATING EXPENSES:
Rental expenses	8,802	8,233	26,113	22,311
Real estate taxes	11,085	9,431	33,361	27,444
Real estate related depreciation and amortization	32,990	27,512	95,071	81,953
General and administrative	6,120	6,766	19,823	18,908
Casualty and involuntary conversion gain	(294)	—	(296)	(141)

Total operating expenses	58,703	51,942	174,072	150,475

Operating income	15,649	9,714	39,576	27,924
OTHER INCOME (EXPENSE):
Development profit	—	—	268	—
Equity in earnings of unconsolidated joint ventures, net	759	1,208	1,721	784
Interest expense	(15,141)	(17,299)	(47,328)	(51,769)
Interest and other income	82	70	310	229
Income tax benefit (expense) and other taxes	60	(24)	(373)	(579)

Income (loss) from continuing operations	1,409	(6,331)	(5,826)	(23,411)
Discontinued operations:
Operating income and other expenses	1,012	2,365	4,042	6,375
Gain (loss) on dispositions of real estate interests from discontinued operations	(13,204)	12,227	4,304	926

Income (loss) from discontinued operations	(12,192)	14,592	8,346	7,301

Consolidated net income (loss) of DCT Industrial Trust Inc.	(10,783)	8,261	2,520	(16,110)
Net (income) loss attributable to noncontrolling interests	626	(713)	(589)	1,870

Net income (loss) attributable to common stockholders	(10,157)	7,548	1,931	(14,240)

Distributed and undistributed earnings allocated to participating securities	(173)	(134)	(519)	(400)

Adjusted net income (loss) attributable to common stockholders	$(10,330)	$7,414	$1,412	$(14,640)

EARNINGS PER COMMON SHARE – BASIC
Income (loss) from continuing operations	$0.00	$(0.02)	$(0.02)	$(0.09)
Income (loss) from discontinued operations	(0.03)	0.05	0.02	0.03

Net income (loss) attributable to common stockholders	$(0.03)	$0.03	$0.00	$(0.06)

EARNINGS PER COMMON SHARE – DILUTED
Income (loss) from continuing operations	$0.00	$(0.02)	$(0.02)	$(0.09)
Income (loss) from discontinued operations	(0.03)	0.05	0.02	0.03

Net income (loss) attributable to common stockholders	$(0.03)	$0.03	$0.00	$(0.06)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	304,768	253,657	292,352	249,381
Diluted	305,673	253,657	292,352	249,381

Third Quarter 2013	Page 3
Supplemental Reporting Package

Consolidated Balance Sheets

(amounts in thousands)

	September 30,	December 31,
	2013	2012
	(unaudited)
ASSETS:
Operating properties	$3,271,547	$3,209,024
Properties under development	137,416	80,008
Properties under redevelopment	16,762	14,699
Properties in pre-development including land held	88,604	81,796

Total investment in properties	3,514,329	3,385,527
Less accumulated depreciation and amortization	(629,557)	(605,888)

Net investment in properties	2,884,772	2,779,639
Investments in and advances to unconsolidated joint ventures	125,349	130,974

Net investment in real estate	3,010,121	2,910,613
Cash and cash equivalents	19,362	12,696
Restricted cash	4,346	10,076
Deferred loan costs, net	8,460	6,838
Straight-line rent and other receivables, net	46,564	51,179
Other assets, net	22,556	12,945
Assets held for sale	122,197	52,852

Total assets	$3,233,606	$3,057,199

LIABILITIES AND EQUITY:
Accounts payable and accrued expenses	$68,334	$57,501
Distributions payable	23,556	21,129
Tenant prepaids and security deposits	22,803	24,395
Other liabilities	7,299	7,213
Intangible lease liability, net	19,299	20,148
Line of credit	52,000	110,000
Senior unsecured notes	1,075,000	1,025,000
Mortgage notes	314,728	317,314
Liabilities related to assets held for sale	2,219	940

Total liabilities	1,585,238	1,583,640

Total stockholders’ equity	1,519,262	1,329,064
Noncontrolling interests	129,106	144,495

Total liabilities and equity	$3,233,606	$3,057,199

Third Quarter 2013	Page 4
Supplemental Reporting Package

Funds from Operations

(unaudited, amounts in thousands, except per share and unit data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Reconciliation of net income (loss) attributable to common stockholders to FFO:
Net income (loss) attributable to common stockholders	$(10,157)	$7,548	$1,931	$(14,240)
Adjustments:
Real estate related depreciation and amortization	34,732	30,934	101,593	94,676
Equity in earnings of unconsolidated joint ventures, net	(759)	(1,208)	(1,721)	(784)
Equity in FFO of unconsolidated joint ventures	2,735	2,590	7,530	7,883
Impairment losses on depreciable real estate	13,279	—	13,279	11,422
Gain on dispositions of real estate interests	(75)	(12,227)	(17,614)	(12,348)
Gain on dispositions of non-depreciable real estate	—	—	31	—
Noncontrolling interest in the above adjustments	(3,227)	(1,804)	(7,066)	(9,921)
FFO attributable to unitholders	2,320	2,276	6,602	7,377

FFO attributable to common stockholders and unitholders(1)	38,848	28,109	104,565	84,065

Adjustments:
Acquisition costs	443	192	1,648	987

FFO, as adjusted, attributable to common stockholders and unitholders – basic and diluted	$39,291	$28,301	$106,213	$85,052

FFO per common share and unit — basic and diluted	$0.12	$0.10	$0.33	$0.31

FFO, as adjusted, per common share and unit — basic and diluted	$0.12	$0.10	$0.34	$0.31

FFO weighted average common shares and units outstanding:
Common shares for earnings per share—basic	304,768	253,657	292,352	249,381
Participating securities	2,526	1,999	2,445	1,862
Units	18,620	22,335	19,513	24,003

FFO weighted average common shares, participating securities and units outstanding – basic	325,914	277,991	314,310	275,246
Dilutive common stock equivalents	905	663	868	618

FFO weighted average common shares, participating securities and units outstanding – diluted	326,819	278,654	315,178	275,864

(1)	Funds from operations, FFO, as defined by the National Association of Real Estate Investment Trusts (NAREIT).

Third Quarter 2013	Page 5
Supplemental Reporting Package

Selected Financial Data

(unaudited, amounts in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
NET OPERATING INCOME:(1)
Rental revenues	$73,732	$60,719	$211,509	$175,256
Rental expenses and real estate taxes	(19,887)	(17,664)	(59,474)	(49,755)

Net operating income(2)	$53,845	$43,055	$152,035	$125,501

TOTAL CONSOLIDATED PROPERTIES:(3)
Square feet as of period end	63,090	58,486	63,090	58,486
Average occupancy	91.3%	90.6%	90.8%	90.6%
Occupancy as of period end	91.5%	91.0%	91.5%	91.0%
CONSOLIDATED OPERATING PROPERTIES:(3)
Square feet as of period end	62,201	57,960	62,201	57,960
Average occupancy	92.7%	91.0%	92.3%	90.5%
Occupancy as of period end	92.8%	91.8%	92.8%	91.8%
SAME STORE PROPERTIES:(4)
Square feet as of period end	53,219	53,219	51,793	51,793
Average occupancy	91.9%	90.5%	91.7%	90.2%
Occupancy as of period end	92.0%	91.2%	91.8%	91.0%
Rental revenues	$64,198	$62,896	$186,708	$179,662
Rental expenses and real estate taxes	(17,845)	(18,065)	(52,711)	(50,132)

Same store net operating income	46,353	44,831	133,997	129,530
Less: revenue from lease terminations	(517)	(186)	(828)	(400)

Net operating income (excluding revenue from lease terminations)	45,836	44,645	133,169	129,130

Less: straight-line rents, net of related bad debt expense	116	(1,374)	(469)	(4,443)
Less: amortization of below market rents, net	(326)	(198)	(838)	(449)

Cash net operating income (excluding revenue from lease terminations)	$45,626	$43,073	$131,862	$124,238

Net operating income growth (excluding revenue from lease terminations)	2.7%		3.1%
Cash net operating income growth (excluding revenue from lease terminations)	5.9%		6.1%
SUPPLEMENTAL CONSOLIDATED CASH FLOW AND OTHER INFORMATION:
Straight-line rents - increase to revenue, net of related bad debt expense(3)	$981	$1,307	$3,752	$4,395
Straight-line rent receivable (balance sheet)(3)	$41,361	$38,913	$41,361	$38,913
Net amortization of below market rents – increase to revenue(3)	$402	$230	$1,201	$573
Capitalized interest	$2,107	$1,113	$6,058	$2,583
Stock-based compensation	$1,292	$1,063	$3,648	$3,078
Revenue from lease terminations(3)	$762	$331	$1,073	$546
Bad debt expense, excluding bad debt expense related to straight-line rents(3)	$357	$161	$876	$521
CONSOLIDATED CAPITAL EXPENDITURES:(3)
Development, redevelopment, due diligence and other capital improvements	$39,884	$22,938	$96,603	$35,776
Routine capital improvements	5,185	3,921	8,956	8,184
Tenant improvements and leasing costs	7,246	6,204	19,261	21,194

Total capital expenditures	$52,315	$33,063	$124,820	$65,154

(1)	Excludes discontinued operations.
(2)	See reconciliation of net operating income to loss from continuing operations in Definitions.
(3)	Includes discontinued operations.
(4)	See the Definitions for same store properties.

Third Quarter 2013	Page 6
Supplemental Reporting Package

Property Overview

As of September 30, 2013

Markets	Number of Buildings	Percent Owned (1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent(3)		Percent of Total Annualized Base Rent
			(in thousands)			(in thousands)
CONSOLIDATED OPERATING:
Atlanta	40	100.0%	6,188	9.8%	84.3%	$17,500		7.50%
Baltimore/Washington D.C.	19	100.0%	2,236	3.5%	94.0%	11,983		5.20%
Charlotte	1	100.0%	472	0.7%	100.0%	1,604		0.70%
Chicago	27	100.0%	5,694	9.0%	100.0%	18,179		7.80%
Cincinnati	32	100.0%	4,492	7.1%	94.8%	13,576		5.90%
Columbus	12	100.0%	3,480	5.5%	89.4%	7,760		3.30%
Dallas	47	100.0%	5,526	8.8%	93.0%	18,495		8.00%
Denver	2	100.0%	278	0.4%	100.0%	1,185		0.50%
Houston	42	100.0%	3,167	5.0%	96.8%	17,788		7.70%
Indianapolis	7	100.0%	2,299	3.6%	97.0%	7,558		3.30%
Louisville	3	100.0%	1,109	1.8%	100.0%	2,597		1.10%
Memphis	8	100.0%	3,712	5.9%	83.4%	8,142		3.50%
Mexico	15	100.0%	1,653	2.6%	100.0%	7,164		3.10%
Miami	9	100.0%	1,151	1.8%	98.8%	7,721		3.30%
Nashville	4	100.0%	2,064	3.3%	90.4%	5,274		2.30%
New Jersey	13	100.0%	1,748	2.8%	95.2%	9,075		3.90%
Northern California	28	100.0%	3,566	5.7%	95.6%	18,572		8.00%
Orlando	20	100.0%	1,864	3.0%	85.6%	6,268		2.70%
Pennsylvania	14	100.0%	2,828	4.5%	86.1%	8,156		3.50%
Phoenix	17	100.0%	2,025	3.2%	96.8%	8,036		3.50%
Seattle	12	100.0%	1,599	2.5%	94.4%	7,782		3.40%
Southern California	39	91.6%	5,050	8.0%	93.9%	27,603		11.8%

Total/weighted average – operating properties	411	99.3%	62,201	98.5%	92.8%	232,018		100.0%

REDEVELOPMENT PROPERTIES:
Chicago	1	100.0%	102	0.2%	0.0%	—		0.0%
New Jersey	1	100.0%	107	0.2%	0.0%	—		0.0%
Phoenix	1	100.0%	76	0.1%	0.0%	—		0.0%

Total/weighted average – redevelopment properties	3	100.0%	285	0.5%	0.0%	—		0.0%

DEVELOPMENT PROPERTIES:
Chicago	1	100.0%	604	1.0%	0.0%	—		0.0%

Total/weighted average – development properties	1	100.0%	604	1.0%	0.0%	—		0.0%

Total/weighted average – consolidated properties	415	99.3%	63,090	100.0%	91.5%	$232,018	(4)	100.0%

Continued on next page

See footnotes on next page.

Third Quarter 2013	Page 7
Supplemental Reporting Package

Property Overview

(continued)

As of September 30, 2013

Markets	Number of Buildings	Percent Owned (1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent(2)	Percent of Total Annualized Base Rent
			(in thousands)			(in thousands)
UNCONSOLIDATED OPERATING PROPERTIES:
IDI (Chicago, Nashville, Savannah)	3	50.0%	1,423	11.6%	53.0%	$1,631	4.1%
Southern California Logistics Airport(5)	6	50.0%	2,160	17.5%	98.5%	7,765	19.6%

Total/weighted average – unconsolidated operating properties	9	50.0%	3,583	29.1%	80.4%	9,396	23.7%

OPERATING PROPERTIES IN CO-INVESTMENT VENTURES:
Atlanta	1	3.6%	491	4.0%	100.0%	1,753	4.5%
Chicago	2	20.0%	1,033	8.4%	100.0%	3,086	7.8%
Cincinnati	3	13.6%	892	7.2%	100.0%	2,977	7.5%
Columbus	2	5.7%	451	3.7%	100.0%	1,356	3.4%
Dallas	3	15.3%	1,186	9.6%	83.1%	3,055	7.7%
Denver	5	20.0%	772	6.3%	92.8%	3,564	9.0%
Indianapolis	1	11.4%	475	3.9%	98.6%	1,955	5.0%
Louisville	4	10.0%	736	6.0%	100.0%	2,291	5.8%
Minneapolis	3	3.6%	472	3.8%	100.0%	2,187	5.5%
Nashville	2	20.0%	1,020	8.3%	100.0%	2,693	6.8%
Orlando	2	20.0%	696	5.6%	100.0%	3,265	8.3%
Pennsylvania	1	11.4%	502	4.1%	100.0%	1,990	5.0%

Total/weighted average - co-investment operating properties	29	14.3%	8,726	70.9%	97.0%	30,172	76.3%

Total/weighted average – unconsolidated properties	38	24.3%	12,309	100.0%	92.2%	$39,568	100.0%

SUMMARY:
Total/weighted average - operating properties	449	86.9%	74,510	98.8%	92.7%	$271,586	100.0%
Total/weighted average – redevelopment properties	3	100.0%	285	0.4%	0.0%	—	0.0%
Total/weighted average – development properties	1	100.0%	604	0.8%	0.0%	—	0.0%

Total/weighted average - all properties	453	87.1%	75,399	100.0%	91.6%	$271,586	100.0%

(1)	Percent owned is based on equity ownership weighted by square feet.
(2)	Excludes future contractual rent increases and decreases.
(3)	Excludes total annualized base rent of $1.7 million from one non-industrial property acquired for future development.
(4)	Excludes total annualized base rent associated with tenants currently in free rent periods of $5.8 million based on the first month’s cash base rent.
(5)

Although we contributed 100% of the initial cash equity capital required by the venture, after return of certain preferential distributions on capital invested, profits and losses are generally split 50/50.

Third Quarter 2013	Page 8
Supplemental Reporting Package

Consolidated Leasing Summary

Leasing Statistics(1)

	Number of Leases Signed	Square Feet Signed	Cash Basis Rent Growth	GAAP Basis Rent Growth	Weighted Average Lease Term(2)	Turnover Costs	Turnover Costs Per Square Foot
		(in thousands)				(in thousands)

FOUR QUARTERS ROLLING
New	127	3,884	-3.5%	4.7%	57	$13,283	$3.42
Renewal	169	7,949	-1.7%	6.7%	49	9,777	1.23
Development and redevelopment	8	1,715	N/A	N/A	76	N/A	N/A

Total/Weighted Average	304	13,548	-2.1%	6.3%	55	$23,061	$1.95

Weighted Average Retention	70.1%

THIRD QUARTER 2013
New	29	924	-7.2%	-6.2%	54	$2,726	$2.95
Renewal	48	2,946	-4.0%	4.4%	45	2,651	0.90
Development and redevelopment	2	502	N/A	N/A	64	N/A	N/A

Total/Weighted Average	79	4,372	-4.4%	2.9%	49	$5,377	$1.39

Weighted Average Retention	81.2%

YEAR TO DATE 2013
New	93	3,050	-2.5%	6.1%	55	$10,401	$3.41
Renewal	131	5,977	-4.1%	3.2%	47	6,993	1.17
Development and redevelopment	6	1,223	N/A	N/A	80	N/A	N/A

Total/Weighted Average	230	10,250	-3.8%	3.8%	53	$17,394	$1.92

Weighted Average Retention	68.4%

Lease Expirations for Consolidated Properties as of September 30, 2013(2)

Year	Square Feet Related to Expiring Leases	Annualized Base Rent of Expiring Leases(3)	Percentage of Total Annualized Base Rent
	(in thousands)	(in thousands)
2013(4)	1,331	$6,545	2.5%
2014	9,172	37,466	14.5%
2015	10,892	44,508	17.2%
2016	9,868	42,754	16.5%
2017	8,443	35,619	13.8%
Thereafter	18,034	92,077	35.5%

Total occupied	57,740	$258,969	100.0%

Available or leased but not occupied	5,350

Total consolidated properties	63,090

(1)	Excludes month-to-month leases.
(2)	Assumes no exercise of lease renewal options.
(3)	Includes contractual rent changes.
(4)	Includes month-to-month leases.

Third Quarter 2013	Page 9
Supplemental Reporting Package

Acquisition and Disposition Summary

For the Nine Months Ended September 30, 2013

	Property Name	Market	Size	Occupancy at Acquisition/ Disposition	Occupancy at September 30, 2013
			(buildings in sq. ft)
BUILDING ACQUISITIONS:
March	Painter Avenue (2 buildings)	S. California	221,000	100.0%	100.0%
March	1375 Sampson Ave	S. California	125,000	100.0%	100.0%
March	Johnson Road (2 buildings)	Atlanta	154,000	81.3%	100.0%
April	3801 La Reunion	Dallas	271,000	100.0%	92.7%
May	TRT-DCT JV I Assets (7 buildings)(1)	New Jersey, Pennsylvania, Atlanta, Chicago, Charlotte, N. California	1,918,000	71.7%	99.6%
May	4800 Central Avenue	Chicago	850,000	100.0%	100.0%
June	1950 Alpine Way	N. California	43,000	100.0%	100.0%
June	Bethlehem Crossing (3 buildings)	Pennsylvania	668,000	74.7%	74.7%
August	East Park 5	Seattle	39,000	100.0%	100.0%
August	5021 Statesman	Dallas	42,000	100.0%	100.0%
August	Broadway Industrial Park (3 buildings)	Phoenix	308,000	100.0%	100.0%

Total YTD Purchase Price - $220.7 million			4,639,000	84.0%	95.8%

LAND ACQUISITIONS:
May	Airtex II	Houston	6.6 acres	N/A	N/A
June/July	Northwest Crossroads	Houston	38.5 acres	N/A	N/A
August	DCT Jurupa Ranch(2)	S. California	45.4 acres	N/A	N/A
August	DCT Auburn 44	Seattle	2.5 acres	N/A	N/A

Total YTD Land Purchase Price - $37.0 million			93.0 acres

DISPOSITIONS:
January	Memphis Trade Center	Memphis	1,039,000	74.1%	N/A
January	100 Interstate South	Atlanta	578,000	76.2%	N/A
March	Trade Point III	Louisville	221,000	100.0%	N/A
May	Shelby 18	Memphis	400,000	100.0%	N/A
June	San Antonio Portfolio (13 buildings)	San Antonio	1,177,000	99.2%	N/A
July	Dallas Portfolio (2 buildings)	Dallas	81,000	62.2%	N/A

Total YTD Sales Price - $113.4 million			3,496,000	87.2%

(1)	During May 2013, we purchased the remaining 96.4% interest in seven properties from TRT-DCT JV I and consolidated these properties as of September 30, 2013.
(2)	During August 2013, we purchased 45.4 acres that is leased as a non-industrial property and held for future development.

Third Quarter 2013	Page 10
Supplemental Reporting Package

Development Overview

						Costs Incurred
Project	Market	Acres	Number of Buildings	Square Feet	Percent Owned	Q3-2013	Cumulative at 9/30/13	Projected Investment	Completion Date	Percentage Leased
				(in thousands)		(in thousands)	(in thousands)	(in thousands)
Consolidated Development Activities:
Stabilized In Q3 2013
DCT Commerce Center at Pan American West (Building A)	Miami	7	1	167	100%	$6	$14,077	$14,077	Q1-2013	100%
DCT Commerce Center at Pan American West (Building B)	Miami	7	1	167	100%	462	12,357	12,357	Q2-2013	100%
Rockdale Distribution Center - Expansion	Nashville	15	Expansion	225	100%	309	7,599	7,599	Q3-2013	100%

		29	2	559	100%	$777	$34,033	$34,033		100%

Projected Stabilized Yield(1)		8.7%

Projects Under Development
Development Projects in Lease Up
DCT 55	Chicago	33	1	604	100%	$841	$24,201	$28,581	Q4-2012	66%

		33	1	604	100%	$841	$24,201	$28,581		66%

Under Construction
DCT Airtex Industrial Center	Houston	13	1	267	100%	$2,044	$12,225	$14,678	Q4-2013	0%
DCT Beltway Tanner Business Park	Houston	11	1	136	100%	1,960	9,551	15,375	Q4-2013	0%
Slover Logistics Center I	So. California	28	1	652	100%	8,310	34,679	36,876	Q4-2013	100%
Slover Logistics Center II	So. California	28	1	610	100%	2,933	19,131	37,323	Q1-2014	100%
8th & Vineyard B	So. California	4	1	99	91%	803	2,608	6,925	Q1-2014	0%
DCT Sumner South Distribution Center	Seattle	9	1	190	100%	3,053	6,570	13,075	Q1-2014	0%
DCT White River Corporation Center Phase I	Seattle	30	1	649	100%	8,114	20,619	42,979	Q2-2014	0%
DCT Auburn 44	Seattle	3	1	49	100%	2,223	2,223	4,545	Q1-2014	100%

		126	8	2,652	100%	$29,440	$107,606	$171,776		49%

Projects Under Development		159	9	3,256	100%	$30,281	$131,807	$200,357		53%

Projected Stabilized Yield - Projects under development(1)		7.3%

Build to suit for sale
8th & Vineyard A	So. California	6	1	130	91%	$2,588	$5,609	$8,703	Q4-2013	N/A

		6	1	130	91%	$2,588	$5,609	$8,703

Pre-Development(2)
DCT River West	Atlanta	47			100%	$1,407	$5,979
DCT Airtext Industrial Center II	Houston	7			100%	101	1,383
DCT Northwest Crossroads Phase I	Houston	20			100%	170	3,267
DCT Northwest Crossroads Phase II	Houston	19			100%	1,230	3,001
DCT White River Corp. Center Phase II	Seattle	17			100%	255	6,988
8th & Vineyard C	So. California	9			91%	64	3,042
DCT Rialto Logistics Ctr.	So. California	42			100%	391	20,705
DCT Jurupa Ranch	So. California	39			100%	26,318	26,318

		200				$29,936	$70,683

(1)	Computed with rents on a straight-line basis.
(2)	Excludes land held totaling approximately 137.5 acres with cumulative costs of approximately $17.9 million at September 30, 2013.

Third Quarter 2013	Page 11
Supplemental Reporting Package

Indebtedness

(dollar amounts in thousands)

As of September 30, 2013

Description	Stated Interest Rate	Effective Interest Rate	Maturity Date	Balance as of September 30, 2013
SENIOR UNSECURED NOTES:
2014 Notes, fixed rate(1)	5.68%	6.03%	January 2014	$50,000
2015 Notes, fixed rate	5.63%	5.63%	June 2015	40,000
2015 Notes, variable rate(1),(2)	1.83%	1.83%	February 2015	175,000
2016 Notes, fixed rate	4.90%	4.89%	April & August 2016	99,000
2017 Notes, fixed rate	6.31%	6.31%	June 2017	51,000
2018 Notes, fixed rate	5.62%	5.62%	June & August 2018	81,500
2018 Notes, variable rate(2)	1.83%	1.83%	February 2018	225,000
2019 Notes, fixed rate	4.97%	4.97%	August 2019	46,000
2020 Notes, fixed rate	5.43%	5.43%	April 2020	50,000
2021 Notes, fixed rate	6.70%	6.70%	June & August 2021	92,500
2022 Notes, fixed rate	4.61%	7.13%	August & September 2022	130,000
2023 Notes, fixed rate	5.57%	5.57%	August 2023	35,000

				$1,075,000

MORTGAGE NOTES:
Fixed rate secured debt	5.77%	5.17%	Oct. 2013–Aug. 2025	308,993
Premiums (discounts), net of amortization				5,735

				$314,728

UNSECURED CREDIT FACILITY:
Senior unsecured revolving credit facility(3)	1.58%	1.58%	February 2017	52,000

Total carrying value of consolidated debt				$1,441,728

Fixed rate debt	5.56%	5.72%		69%
Variable rate debt	1.80%	1.80%		31%

Weighted average interest rate	4.38%	4.49%		100%

DCT PROPORTIONATE SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT(4)
Institutional joint ventures				$7,581
Stirling Capital Investments (SCLA)				36,850

				$44,431

Scheduled Principal Payments of Debt as of September 30, 2013 (excluding premiums and discounts)

Year	Senior Unsecured Notes	Mortgage Notes	Unsecured Credit Facility	Total
2013	$—	$22,754	$—	$22,754
2014(1)	50,000	11,445	—	61,445
2015(1)	215,000	49,982	—	264,982
2016	99,000	61,184	—	160,184
2017	51,000	11,768	52,000	114,768
2018	306,500	6,412	—	312,912
2019	46,000	51,019	—	97,019
2020	50,000	65,056	—	115,056
2021	92,500	18,476	—	110,976
2022	130,000	3,304	—	133,304
Thereafter	35,000	7,593	—	42,593

Total	$1,075,000	$308,993	$52,000	$1,435,993

(1)

In October 2013, in connection with the issuance of $275.0 million in aggregate principal amount of 10-year senior unsecured notes at 99.038% of face value, we used the net proceeds to repay the $50.0 million 2014 Notes and the $175.0 million 2015 Notes, which were pre-payable at par.

(2)

Each of the $175.0 million and $225.0 million term loan facilities bear interest at a variable rate equal to LIBOR, plus a margin of between 1.55% to 2.10% per annum, or, at our election, an alternate base rate plus a margin of between 0.55% to 1.10% per annum, depending on our consolidated leverage.

(3)

The $300.0 million senior unsecured revolving credit facility matures in February 2017 and bears interest at a variable rate equal to LIBOR, plus a margin of between 1.35% to 1.80% per annum or, at our election, an alternate base rate plus a margin of between 0.35% to 0.80% per annum, depending on our consolidated leverage. There was $248.0 million available under the unsecured revolving credit facility as September 30, 2013.

(4)	Based on our ownership share as of September 30, 2013.

Third Quarter 2013	Page 12
Supplemental Reporting Package

Capitalization and Fixed Charge Coverage

(unaudited, dollar amounts in thousands, except share price)

Capitalization at September 30, 2013

Description	Shares or Units (1)	Share Price	Market Value
	(in thousands)
Common shares outstanding	315,932	$7.19	$2,271,551
Operating partnership units outstanding	18,614	$7.19	133,835

Total equity market capitalization			2,405,386

Consolidated debt			1,441,728
Less: Noncontrolling interests’ share of consolidated debt(2)			(9,240)
Proportionate share of debt related to unconsolidated joint ventures			44,431

DCT share of total debt			1,476,919

Total market capitalization			$3,882,305

DCT share of total debt to total market capitalization			38.0%

Fixed Charge Coverage

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Net income (loss) attributable to common stockholders(3)	$(10,157)	$7,548	$1,931	$(14,240)
Interest expense	15,141	17,299	47,328	51,898
Proportionate share of interest expense from unconsolidated joint ventures	398	765	1,257	2,366
Real estate related depreciation and amortization	34,732	30,934	101,593	94,676
Proportionate share of real estate related depreciation and amortization from unconsolidated joint ventures	1,478	1,708	4,440	5,773
Income tax (benefit) expense and other taxes	(43)	68	390	623
Stock-based compensation	1,292	1,063	3,648	3,078
Noncontrolling interests	(626)	713	589	(1,870)
Non-FFO gains on dispositions of real estate interests	(75)	(12,227)	(17,583)	(12,348)
Impairment losses	13,279	—	13,279	11,422

Adjusted EBITDA	$55,419	$47,871	$156,872	$141,378

CALCULATION OF FIXED CHARGES
Interest expense	$15,141	$17,299	$47,328	$51,898
Capitalized interest	2,107	1,113	6,058	2,583
Amortization of loan costs and debt premium/discount	(55)	(317)	(155)	(809)
Other noncash interest expense	(1,000)	(524)	(3,000)	(1,026)
Proportionate share of interest expense from unconsolidated joint ventures	398	765	1,257	2,366

Total fixed charges	$16,591	$18,336	$51,488	$55,012

Fixed charge coverage	3.3	2.6	3.0	2.6

(1)	Excludes 2.0 million unvested Long-Term Incentive Plan Units, 0.6 million shares of unvested Restricted Stock and 0.1 million unvested Phantom Shares outstanding as of September 30, 2013.
(2)	Amount includes the portion of consolidated debt related to properties in which there are noncontrolling ownership interests.
(3)	Includes amounts related to discontinued operations, where applicable.

Third Quarter 2013	Page 13
Supplemental Reporting Package

Investment in Unconsolidated Ventures Summary

(unaudited, dollar amounts in thousands)

Statements of Operations & Other Data

	For the Nine Months Ended September 30, 2013
	TRT- DCT JV I	TRT- DCT JV II	TRT- DCT JV III	JP Morgan	IDI/DCT	IDI/DCT Buford	Stirling Capital Investments
Total rental revenues	$8,063	$5,735	$1,963	$14,714	$1,517	$—	$8,893
Rental expenses and real estate taxes	2,572	1,461	433	4,041	592	29	1,362

Net operating income (loss)	5,491	4,274	1,530	10,673	925	(29)	7,531
Depreciation and amortization	3,740	2,391	705	7,439	1,259	—	3,691
General and administrative	24	12	52	573	6	6	677

Total expenses	6,336	3,864	1,190	12,053	1,857	35	5,730
Interest expense	(3,228)	(2,423)	(485)	—	(492)	—	(2,593)
Interest and other income (expense)	(2,910)	(10)	8	27	(112)	—	(25)

Net income (loss)	$(4,411)	$(562)	$296	$2,688	$(944)	$(35)	$545

Other Data:
Number of buildings	7	5	4	13	3	—	6
Square feet (in thousands)	1,642	1,744	735	4,605	1,423	—	2,160
Occupancy	100.0%	99.6%	100.0%	94.5%	53.0%	0.0%	98.5%
DCT Ownership	3.6%	11.4%	10.0%	20.0%	50.0%	75.0%	50.0	%(1)

Balance Sheets

	As of September 30, 2013
	TRT- DCT JV I		TRT- DCT JV II		TRT- DCT JV III		JP Morgan	IDI/DCT		IDI/DCT Buford	Stirling Capital Investments
Total investment in properties	$95,068		$92,836		$25,818		$279,380	$56,594		$7,347	$111,134
Accumulated depreciation and amortization	(26,002)		(22,259)		(5,760)		(59,963)	(5,657)		—	(15,783)

Net investment in properties	69,066		70,577		20,058		219,417	50,937		7,347	95,351
Cash and cash equivalents	1,358		619		280		3,430	548		7	756
Other assets	1,794		2,033		349		5,719	878		3	3,701

Total assets	$72,218		$73,229		$20,687		$228,566	$52,363		$7,357	$99,808

Other liabilities	$2,358		$1,785		$511		$6,404	$508		$123	$295
Secured debt maturities – 2013	—		—		—		—	16,675	(5)	—	—
Secured debt maturities – 2014	—		39,725	(3)	—		—	—		—	—
Secured debt maturities – 2015	31,074	(2)	9,825	(3)	—		—	—		—	—
Secured debt maturities – 2016	—		—		8,331	(4)	—	—		—	—
Secured debt maturities thereafter	—		—		—		—	—		—	86,051	(6)

Total secured debt	31,074		49,550		8,331		—	16,675		—	86,051

Total liabilities	33,432		51,335		8,842		6,404	17,183		123	86,346
Partners or members’ capital	38,786		21,894		11,845		222,162	35,180		7,234	13,462

Total liabilities and Partners or members’ capital	$72,218		$73,229		$20,687		$228,566	$52,363		$7,357	$99,808

(1)

Although we contributed 100% of the initial cash equity capital required by the venture, after return of certain preferential distributions on capital invested, profits and losses are generally split 50/50.

(2)	$31.1 million of debt requires principal and interest payments through 2015 and has a stated interest rate of 5.9%.
(3)

$39.7 million of debt requires interest only payments until 2014 and has a stated interest rate of 6.2%. $9.8 million of debt requires principal and interest payments through 2015 and has a stated interest rate of 6.6%.

(4)	$8.3 million of debt requires principal and interest payments until 2016 and has a stated interest rate of 7.4%.
(5)	$16.7 million of debt requires interest only payments through October 2013 and has a variable interest rate of LIBOR plus 3.25%. DCT does not have any obligation under this debt.
(6)

$73.7 million of debt requires interest only payments through October 2017 and has a variable interest rate of LIBOR plus 2.2%. $12.4 million of debt is payable to DCT and requires principal and interest payments through November 2021 and has a fixed rate of 8.5%.

Third Quarter 2013	Page 14
Supplemental Reporting Package

Definitions

Adjusted EBITDA:

Adjusted EBITDA represents net loss attributable to common stockholders before interest, taxes, depreciation, amortization, stock-based compensation expense, impairment losses, loss on business combinations, noncontrolling interest, and proportionate share of interest, depreciation and amortization from unconsolidated joint ventures, and excludes non-FFO gains. We use Adjusted EBITDA to measure our operating performance and to provide investors relevant and useful information because it allows fixed income investors to view income from our operations on an unleveraged basis before the effects of non-cash items, such as depreciation and amortization.

Annualized Base Rent:

Annualized Base Rent is calculated as monthly contractual base rent (cash basis) per the terms of the lease, as of period end, multiplied by 12.

Capital Expenditures:

Capital expenditures include building and land improvements, development costs and acquisition capital, tenant improvement and leasing costs required to maintain current revenues and/or improve real estate assets.

Cash Basis Rent Growth:

Cash basis rent growth is the ratio of the change in base rent due in the first month after the lease commencement date compared to the base rent of the last month prior to the termination of the lease, excluding new leases where there were no prior comparable leases. Free rent periods are not considered.

Cash Net Operating Income:

We calculate Cash Net Operating Income as Net Operating Income (as defined below) excluding non-cash amounts recorded for straight-line rents including related bad debt expense and the amortization of above and below market rents. See definition of Net Operating Income for additional information. DCT Industrial considers Cash NOI to be an appropriate supplemental performance measure because Cash NOI reflects the operating performance of DCT Industrial’s properties and excludes certain non-cash items that are not considered to be controllable in connection with the management of the property such as accounting adjustments for straight-line rent and the amortization of above and below market rent. Additionally, DCT Industrial presents Cash NOI, excluding revenue from lease terminations, as such revenue is not considered indicative of recurring operating performance.

Due Diligence Capital:

Capital improvements related to acquisitions generally incurred within 12 months of the acquisition date.

Effective Interest Rate:

Reflects the impact to interest rates of GAAP adjustments for purchase price allocation and hedging transactions. These rates do not reflect the impact of other interest expense items such as fees and the amortization of loan costs.

Fixed Charges:

Fixed charges include interest expense, interest capitalized, our proportionate share of our unconsolidated joint venture interest expense and adjustments for amortization of discounts, premiums and loan costs.

Fixed Charge Coverage:

We calculate Fixed Charge Coverage as Adjusted EBITDA divided by total Fixed Charges.

Funds from Operations (“FFO”):

DCT Industrial believes that net income attributable to common stockholders, as defined by GAAP, is the most appropriate earnings measure. However, DCT Industrial considers funds from operations (“FFO”), as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), to be a useful supplemental, non-GAAP measure of DCT Industrial’s operating performance. NAREIT developed FFO as a relative measure of performance of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP. FFO is generally defined as net income attributable to common stockholders, calculated in accordance with GAAP, plus real estate-related depreciation and amortization, less gains from dispositions of operating real estate held for investment purposes, plus impairment losses on depreciable real estate and impairments of in substance real estate investments in investees that are driven by measureable decreases in the fair value of the depreciable real estate held by the unconsolidated joint ventures and adjustments to derive DCT Industrial’s pro rata share of FFO of unconsolidated joint ventures. We exclude gains and losses on business combinations and include the gains or losses from dispositions of properties which were acquired or developed with the intention to sell or contribute to an investment fund in our definition of FFO. Although the NAREIT definition of FFO predates the guidance for accounting for gains and losses on business combinations, we believe that excluding such gains and losses is consistent with the key objective of FFO as a performance measure. We also present FFO excluding severance, acquisition costs, debt modification costs and impairment losses on properties which are not depreciable. We believe that FFO excluding severance, acquisition costs, debt modification costs and impairment losses on non-depreciable real estate is useful supplemental information regarding our operating performance as it provides a more meaningful and consistent comparison of our operating performance and allows investors to more easily compare our operating results. Readers should note that FFO captures neither the changes in the value of DCT Industrial’s properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of DCT Industrial’s properties, all of which have real economic effect and could materially impact DCT Industrial’s results from operations. NAREIT’s definition of FFO is subject to interpretation, and modifications to the NAREIT definition of FFO are common. Accordingly, DCT Industrial’s FFO may not be comparable to other REITs’ FFO and FFO should be considered only as a supplement to net income as a measure of DCT Industrial’s performance.

GAAP:

United States generally accepted accounting principles.

GAAP Basis Rent Growth:

GAAP basis rent growth is a ratio of the change in monthly Net Effective Rent (on a GAAP basis, including straight-line rent adjustments as required by GAAP) compared to the Net Effective Rent (on a GAAP basis) of the comparable lease. New leases where there were no prior comparable leases, due to extended downtime or materially different lease structures, are excluded.

Net Effective Rent:

Average base rental rate over the term of the lease, calculated in accordance with GAAP.

Third Quarter 2013	Page 15
Supplemental Reporting Package

Definitions

Net Operating Income (“NOI”):

NOI is defined as rental revenues, including expense reimbursements, less rental expenses and real estate taxes, and excludes institutional capital management fees, depreciation, amortization, casualty and involuntary conversion gain (loss), impairment, general and administrative expenses, equity in (earnings) loss of unconsolidated joint ventures, interest expense, interest and other income and income tax expense and other taxes. DCT Industrial considers NOI to be an appropriate supplemental performance measure because NOI reflects the operating performance of DCT Industrial’s properties and excludes certain items that are not considered to be controllable in connection with the management of the property such as amortization, depreciation, impairment, interest expense, interest income and general and administrative expenses. We also present NOI excluding lease termination revenue as it is not considered to be indicative of recurring operating performance. However, NOI should not be viewed as an alternative measure of DCT Industrial’s financial performance since it excludes expenses which could materially impact our results of operations. Further, DCT Industrial’s NOI may not be comparable to that of other real estate companies, as they may use different methodologies for calculating NOI. Therefore, DCT Industrial believes net income, as defined by GAAP, to be the most appropriate measure to evaluate DCT Industrial’s overall financial performance (in thousands).

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Reconciliation of income (loss) from continuing operations to NOI:
Income (loss) from continuing operations	$1,409	$(6,331)	$(5,826)	$(23,411)
Income tax expense (benefit) and other taxes	(60)	24	373	579
Interest and other income	(82)	(70)	(310)	(229)
Interest expense	15,141	17,299	47,328	51,769
Equity in earnings of unconsolidated joint ventures, net	(759)	(1,208)	(1,721)	(784)
Development profit	—	—	(268)	—
Casualty and involuntary conversion gain	(294)	—	(296)	(141)
General and administrative	6,120	6,766	19,823	18,908
Real estate related depreciation and amortization	32,990	27,512	95,071	81,983
Institutional capital management and other fees	(620)	(937)	(2,139)	(3,143)

Total GAAP net operating income	53,845	43,055	152,035	125,501
Less net operating (income) loss - non-same store properties	(7,492)	1,776	(18,038)	4,029

Same store GAAP net operating income	46,353	44,831	133,997	129,530
Less revenue from lease terminations	(517)	(186)	(828)	(400)

Same store GAAP net operating income, excluding revenue from lease terminations	45,836	44,645	133,169	129,130
Less straight-line rents, net of related bad debt expense	116	(1,374)	(469)	(4,443)
Less amortization of above/(below) market rents, net	(326)	(198)	(838)	(449)

Same store cash net operating income, excluding revenue from lease terminations	$45,626	$43,073	$131,862	$124,238

Projected Stabilized Yield – Projects Under Development:

Calculated as projected stabilized Net Operating Income divided by total projected investment.

Ratio of Consolidated Debt to Book Value of Total Assets (Before Depreciation):

Calculated as (total consolidated debt) / (total assets with accumulated depreciation and amortization added back).

Redevelopment:

Represents assets acquired with the intention to reposition or redevelop. May include buildings taken out of service for redevelopment where we generally expect to spend more than 20% of the building’s book value on capital improvements, if applicable.

Retention:

Calculated as (retained square feet + relocated square feet) / ((retained square feet + relocated square feet + expired square feet) - (square feet of vacancies anticipated at acquisition + month-to-month square feet + bankruptcy square feet + early terminations)).

Sales Price:

Contractual price of real estate sold before closing adjustments.

Same Store Population:

The same store population is determined independently for each period presented, quarter-to-date and year-to-date, by including all consolidated operating properties and properties Held for Sale that have been owned and stabilized for the entire current and prior periods presented.

Third Quarter 2013	Page 16
Supplemental Reporting Package

Definitions

Same Store Net Operating Income Growth:

The change in same store net operating income growth is calculated by dividing the change in NOI, year over year, by the preceding period NOI, based on a same store population for the quarter most recently presented. A reconciliation of NOI and cash NOI by period is provided below; amounts are not restated for current period discontinued operations (in thousands).

	Consolidated operating data, as previously reported, for the three months ended:
	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013
Reconciliation of income (loss) from continuing operations to NOI:
Income (loss) from continuing operations	$(4,645)	$(2,183)	$(1,859)	$(3,750)	$1,409
Income tax (benefit) expense and other taxes	68	94	109	323	(60)
Interest and other (income) expense	(194)	62	(162)	18	(82)
Interest expense	17,299	17,504	16,860	15,327	15,141
Equity in earnings of unconsolidated joint ventures, net	(1,208)	(303)	(391)	(571)	(759)
Development profit	—	(307)	(268)	—	—
Casualty gain (loss)	—	(1,413)	(59)	58	(294)
General and administrative	6,838	6,928	6,420	7,449	6,120
Real estate related depreciation and amortization	30,862	30,984	32,615	33,531	32,990
Institutional capital management and other fees	(937)	(916)	(812)	(707)	(620)

Total GAAP net operating income	48,083	50,450	52,453	51,678	53,845
Less net operating income (loss) - non-same store properties	(4,038)	(4,471)	(5,618)	(7,507)	(7,492)

Same store GAAP net operating income	44,045	45,979	46,835	44,171	46,353
Less revenue from lease terminations	(186)	(94)	(115)	(196)	(517)

Same store GAAP net operating income, excluding revenue from lease terminations	43,859	45,885	46,720	43,975	45,836
Less straight-line rents, net of related bad debt expense	(1,059)	(997)	(745)	(119)	116
Less amortization of above/(below) market rents, net	(91)	(225)	(282)	(280)	(326)

Same store cash net operating income, excluding revenue from lease terminations	$42,709	$44,663	$45,693	$43,576	$45,626

	Consolidated operating data, as previously reported, for the three months ended:
	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012
Reconciliation of loss from continuing operations to NOI:
Income (loss) from continuing operations	$(9,822)	$(4,872)	$(7,890)	$(8,018)	$(6,331)
Income tax (benefit) expense and other taxes	(56)	38	268	287	24
Interest and other (income) expense	356	53	(197)	38	(70)
Interest expense	16,515	17,247	16,930	17,540	17,299
Equity in (earnings) loss of unconsolidated joint ventures, net	967	(894)	854	(430)	(1,208)
General and administrative	6,346	5,460	5,784	6,513	6,766
Real estate related depreciation and amortization	30,495	28,454	29,602	28,786	27,512
Impairment losses on investments in unconsolidated joint ventures	—	19	—	—	—
Casualty gains	—	(33)	(83)	(57)	—
Institutional capital management and other fees	(1,004)	(1,138)	(1,055)	(1,151)	(937)

Total GAAP net operating income	43,797	44,334	44,213	43,508	43,055
Less net operating (income) loss - non-same store properties	(845)	(397)	244	(225)	1,776

Same store GAAP net operating income	42,952	43,937	44,457	43,283	44,831
Less revenue from lease terminations	(246)	(179)	(105)	(110)	(186)

Same store GAAP net operating income, excluding revenue from lease terminations	42,706	43,758	44,352	43,173	44,645
Less straight-line rents, net of related bad debt expense	(1,657)	(2,435)	(1,849)	(1,157)	(1,374)
Less amortization of above/(below) market rents, net	(102)	(201)	(183)	(112)	(198)

Same store cash net operating income, excluding revenue from lease terminations	$40,947	$41,122	$42,320	$41,904	$43,073

Change in GAAP same store NOI	2.7%	4.9%	5.3%	1.9%	2.7%

Change in cash same store NOI	4.3%	8.6%	8.0%	4.0%	5.9%

Third Quarter 2013	Page 17
Supplemental Reporting Package

Definitions

Square Feet:

Represents square feet in building that are available for lease.

Stabilized:

Buildings are generally considered stabilized when 90% occupied.

Stock-based Compensation Amortization Expense:

Represents the non-cash amortization of the cost of employee services received in exchange for an award of an equity instrument based on the award’s fair value on the grant date and amortized over the vesting period.

Total Project Investment:

An estimate of total expected capital expenditures on development properties in accordance with GAAP.

Turnover Costs:

Turnover costs are comprised of the costs incurred or capitalized for improvements of vacant and renewal spaces, as well as the commissions paid and costs capitalized for leasing transactions. The amount indicated for leasing statistics represents the total turnover costs expected to be incurred on the leases signed during the period and does not reflect actual expenditures for the period.

Third Quarter 2013	Page 18
Supplemental Reporting Package